CALAMOS INVESTMENT TRUST

Calamos Timpani SMID Growth Fund (the “Fund”)

Supplement dated April 17, 2026, to the CALAMOS® FAMILY OF FUNDS

Prospectus dated February 27, 2026 and related Summary Prospectus and
Statement of Additional Information, each dated February 27, 2026

I. Proposed Conversion of the Fund to an ETF

For all existing and prospective shareholders of the Fund:

•	The Fund will be converted from a mutual fund to an exchange-traded fund, subject to approval by shareholders of the Fund. If the reorganization is approved by shareholders of the Fund, this conversion is anticipated to occur in or around the third quarter of 2026.

•	If you are an existing shareholder of the Fund, and your account can hold an exchange-traded fund, your Fund shares will be converted, and no action is needed by you in order to receive exchange-traded fund shares.

•	If you hold shares of the Fund in an account that cannot hold an exchange-traded fund (i.e., your account is not permitted to purchase securities traded in the stock market), there are certain actions you can take as set forth further below.

•	The conversion will require your approval, and you will be asked to vote. The reorganization will be presented to shareholders of the Fund at a special meeting of shareholders, which is scheduled to be held on or about August 24, 2026.

Calamos Advisors LLC (“Calamos Advisors”), the Fund’s investment adviser, believes that the reorganization will provide multiple benefits for shareholders of the Fund, including lower net expenses, improved tax-efficiency, additional trading flexibility with respect to ETF shares, potentially more efficient portfolio management, and increased portfolio holdings transparency.

At a meeting on April 8, 2026, the Board of Trustees of the Calamos Investment Trust (the “Board”) approved the conversion of the Fund into a newly-created exchange-traded fund, which is a series of Calamos ETF Trust (the “ETF”). The ETF has not commenced investment operations, and its shares are not currently available to the public nor approved for listing on any exchange. Following the conversion, it is expected that the ETF’s shares will be offered to the public and traded on an exchange.

The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, determined that participation in the reorganization is in the best interests of the Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the reorganization.

Pursuant to a Agreement and Plan of Reorganization approved by the Board, the reorganization of the Fund will consist of (1) the transfer of all of the Fund’s assets, subject to its liabilities, to the ETF in return for shares of the ETF; and (2) the distribution of the ETF shares to the Fund’s shareholders in complete liquidation of the Fund, all upon the terms and conditions set forth in the Agreement and Plan of Reorganization. The ETF’s investment goal, investment adviser, and portfolio management team are expected to be the same as those of the Fund, and the ETF’s principal investment strategies are expected to be substantially similar to those of the Fund.

Completion of the reorganization is subject to a number of conditions under the Agreement and Plan of Reorganization. Fund shareholders are required to approve and will be asked to vote on the reorganization. Subject to regulatory approvals, Fund shareholders will be mailed, on or around July 9, 2026, a prospectus/proxy statement describing the similarities and differences between the ETF and the Fund (including their fees and expenses and form of organization), the structure and operations of ETFs, the terms and conditions of the Agreement and Plan of Reorganization, the factors considered by the Board in approving the reorganization, the anticipated tax-free treatment of the reorganization, and voting instructions, along with a proxy card.

Importantly, in order to receive shares of the ETF as part of the reorganization, Fund shareholders must hold their shares of the Fund through a brokerage account that can accept shares of the ETF. If Fund shareholders do not hold their shares of the Fund through that type of brokerage account, the ETF shares the shareholder receives as part of the reorganization will be held by a transfer agent of the ETF as agent for, and for the account and benefit of, the shareholder pending delivery of information with respect to accounts that are permitted to hold ETF shares for a term of approximately twelve months. If the shareholder has not established an appropriate account to hold the ETF shares and informed the transfer agent of the ETF of the new account by that date, the shares will be liquidated and the proceeds sent to the shareholder. This type of liquidation will result in a cash payment to you, which could be taxable to you if your Fund shares are held in a taxable account. For shareholders that do not currently hold their shares of the Fund through a brokerage account that can hold shares of the ETF, information will be provided regarding additional actions that those shareholders must take in order to receive shares of the ETF as part of the reorganization. No further action is required for shareholders that hold shares of the Fund through a brokerage account that can hold shares of the ETF.

Upon the closing of the reorganization, each shareholder of the Fund will receive shares of the ETF having the same aggregate net asset value (“NAV”) as the shares of the Fund they held immediately prior to the reorganization and become a shareholder of the ETF. However, before the closing of the reorganization, the Fund (1) shall, if it has more than one share class outstanding prior to the closing, consolidate such outstanding share classes into a single class (a “Share Class Consolidation”) so that it has a single class of shares outstanding and so that each holder of that single class of shares holds shares of that single class immediately after the Share Class Consolidation with an aggregate value equal to the aggregate value of any shares of the Target Fund held immediately prior to the Share Class Consolidation and (2) shall redeem all fractional shares of the Fund outstanding on the records of the Fund’s transfer agent. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

Class A and Class R6 shares of the Fund will be consolidated into Class I shares of the Fund prior to the conversion on or about August 27, 2026.

It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization, except to the extent that they receive cash in connection with the redemption of any shares and/or fractional shares before the reorganization, as described above. Prior to the closing of the conversion, the Fund may declare one or more distributions to shareholders out of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net capital gain, if any, in each case that is earned during the Fund’s current taxable year through the closing of the conversion or any prior taxable period with respect to which the Fund is eligible to pay a dividend. Such distributions will be taxable to shareholders who hold their Fund shares in a taxable account.

II. Waivers of Sales Charges

Effective June 26, 2026, any front-end sales charges applicable to the purchase of Fund shares will be waived.

III. Purchase and Sale of Fund Shares

Effective at the close of business on April 30, 2026, no new accounts to purchase shares of the Fund will be opened. Existing shareholders may continue to purchase or exchange into the Fund through August 26, 2026. The final day to redeem or exchange out of the Fund is August 28, 2026.

QUESTIONS AND ANSWERS

Q: Why is the Fund being converted to an exchange-traded fund?

A: Calamos Advisors and the Board believe that the conversion will provide multiple benefits for shareholders of the Fund, including lower net expenses, improved tax-efficiency, additional trading flexibility with respect to ETF shares, potentially more efficient portfolio management, and increased portfolio holdings transparency.

Q: What are the differences between an exchange-traded fund and a mutual fund?

A: Exchange-traded funds are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An exchange-traded fund will not issue multiple classes of shares.

•	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most exchange-traded fund investors will buy and sell shares in secondary market transactions through brokers.

•	A mutual fund will accept purchase and redemption orders from any shareholders on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An exchange-traded fund will issue or redeem shares at its NAV per share only in one or more groupings of a specified large number of shares called a “Creation Unit,” on days that the exchange-traded fund is open for business. Only an exchange-traded fund’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the exchange-traded fund. All other shareholders will buy and sell shares of the exchange-traded fund on an exchange at market prices.

The principal risks of an investment in the ETF will be substantially similar to the principal risks of an investment in the Fund, except that, as a shareholder of the ETF, you would also be subject to risks related to its ETF structure and certain other investment-related risks. These risks include the risk that shares of the ETF will trade at market prices that are above (premium) or below (discount) NAV or that the ETF’s “authorized participants” will not engage in creation or redemption transactions, which could cause the ETF’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting from the securities exchange on which they trade. Following the conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling ETF shares in the secondary market that shareholders do not experience as shareholders of the Fund.

Q: How is the ETF expected to be managed after the change?

A: The ETF is expected to be managed in substantially the same manner as the Fund, with no changes to the investment goal or investment adviser and with substantially similar principal investment strategies. The ETF is expected to be managed by the same portfolio manager as the Fund.

In connection with the reorganization, a prospectus/proxy statement included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission. The registration statement may be amended or withdrawn and the prospectus/proxy statement will not be distributed to shareholders of the Fund unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the reorganization.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

For more information regarding the ETF, or to receive a free copy of the prospectus/proxy statement relating to the reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-866-363-9219. The prospectus/proxy statement relating to the reorganization will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/proxy statement relating to the reorganization carefully before making any investment decisions.

This supplement updates certain information contained in the Prospectus, Summary Prospectus and SAI noted above and should be attached to the Prospectus, Summary Prospectus and SAI and retained for future reference.